UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2004

BLUE RIDGE PAPER PRODUCTS INC.

(Exact name of registrant as specified in its charter)

Delaware	333-114032	56-2136509
(State or other jurisdiction of incorporation)	(Registration Number)	(IRS Employer Identification No.)

41 Main Street, Canton, North Carolina		28716
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (828) 454-0676

(Former name or former address, if changed since last report.)

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibit 99.1 – Press Release dated August 12, 2004.

This exhibit is furnished pursuant to Item 12 and shall not be deemed to be “filed.”

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 12, 2004, Blue Ridge Paper Products Inc. announced its earnings for the second quarter ended June 30, 2004.  Attached hereto and incorporated herein by reference as Exhibit 99.1 is the Press Release announcing such results.

The information in this Report, including the exhibit attached hereto, is furnished solely pursuant to Item 12 of this Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.  Furthermore, the information in this Report, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Registrant under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE RIDGE PAPER PRODUCTS INC.

Date: August 12, 2004	By:	/S/ JOHN B. WADSWORTH
Name: John B. Wadsworth
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated August 12, 2004 announcing results for the second quarter ended June 30, 2004